UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2009 (October 20, 2009)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On October 20, 2009 Newtek Business Services, Inc. entered into contracts to provide loan servicing and consulting services to the Federal Deposit Insurance Corporation (“FDIC”) for US Small Business Administration (“SBA”) loans acquired from failed banks. Newtek will be a prime contractor assisting the FDIC in the orderly take over, management, servicing and liquidation of SBA loans acquired by it as receiver or conservator for failed financial institutions. The level of activity under the contract is currently unknown as it is dependent on assignments for particular transactions and portfolios. This is the first such FDIC contract Newtek has entered into.

Barry Sloane, Chairman and Chief Executive Officer of Newtek Business Services, Inc. said, “We are happy that the FDIC has recognized our expertise and competency in managing and servicing SBA assets by awarding us these nationwide servicing and consulting contracts. We believe that we will be able to help improve the performance and returns of these types of assets for the ultimate benefit of the FDIC and the US taxpayers.

“In addition, Newtek has placed significant emphasis on growing fee based income and related revenue streams that result from servicing SBA loans. We believe that the work we do for the FDIC will further strengthen our small business lender’s operations and Newtek’s overall business model, all of which over time will result in significant benefit to our shareholders.”

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 26, 2009	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

3